Exhibit 10.2

AMENDED AND RESTATED
RELATIONSHIP AGREEMENT

This AGREEMENT, dated as of June 11, 2004, is by and among ARJO WIGGINS APPLETON LTD. (f/k/a Arjo Wiggins Appleton p.l.c.) ("AWA"), ARJO WIGGINS (BERMUDA) HOLDINGS LIMITED ("AWA Sub" and, together with AWA, the "AWA Parties"), PAPERWEIGHT DEVELOPMENT CORP. ("PDC"), PDC CAPITAL CORPORATION ("PDC Sub" and, together with PDC, the "PDC Parties") and ARJO WIGGINS APPLETON (BERMUDA) LIMITED ("Bermuda").

PRELIMINARY STATEMENTS:

(1)                                  AWA is the sole holder of all of the issued and outstanding Class A Common Shares of AWA Sub.

(2)                                  PDC is the sole stockholder of PDC Sub.

(3)                                  AWA Sub is the legal and beneficial owner of 800 Class A Common Shares and 1000 Class B Preference Shares of Bermuda (the "AWA Sub Bermuda Securities").

(4)                                  PDC Sub is the legal and beneficial owner of 200 Class A Common Shares and 1 Class C Preference Share of Bermuda (the "PDC Sub Bermuda Securities").

(5)                                  AWA, PDC, New Appleton LLC and Appleton Papers Inc. ("API") are parties to that certain AWA Fox River Environmental Indemnity Agreement, dated November 9, 2001 (as amended, supplemented or otherwise modified from time to time, the "AWA Indemnity Agreement").

(6)                                  AWA and Bermuda are parties to that certain Assignment and Assumption Deed, dated November 9, 2001 (the "Assumption Deed").

(7)                                  The parties have entered into this Agreement to set out certain mutual agreements concerning the activities of Bermuda and the satisfaction of claims under the Assumption Deed and the AWA Indemnity Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.                                Definitions.

(a)                                  "Administrative Agent" means Bear Stearns Corporate Lending Inc. or its successor as administrative agent pursuant to the Credit Agreement.

(b)                                 "Credit Agreement" means that certain Credit Agreement, dated as of June 11, 2004 by and among PDC, API, Rose Holdings Limited, the several banks and other financial institutions or entities from time to time parties thereto, Bear Stearns & Co. Inc. and UBS Securities LLC as joint lead arrangers and joint bookrunners, UBS Securities LLC, as syndication agent, US Bank National Association, Associated Bank National Association and LaSalle Bank National Association, each as documentation agent, and the Administrative Agent, together with any amendments or modifications thereto.

(c)                                  "Trustee" means (i) while such notes are outstanding, the trustee under an indenture providing for the issuance of API's 9 3/4 % senior subordinated notes due 2014 on the date hereof (the "Senior Subordinated Notes") or any successor trustee thereof; and (ii) while such notes are outstanding, the trustee under an indenture providing for the issuance of API's 8 1/8 % senior notes due 2011 on the date hereof (the "Senior Notes") or any successor trustee thereof.  At a time when both the Senior Subordinated Notes and the Senior Notes are no longer outstanding, all references to the Trustee in this Agreement shall be deleted.

(d)                                 Other capitalized terms used in this Agreement not otherwise defined herein shall have the meanings set forth in the AWA Indemnity Agreement.

SECTION 2.                                Prohibition of Certain Activities.

(a)                                  Except with the prior written consent of AWA, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, PDC shall not:

(i)                                     transfer, whether voluntarily or involuntarily, any of the equity securities of PDC Sub (collectively, the "PDC Sub Equity Securities");

(ii)                                  grant, whether voluntarily or involuntarily, any option or right, or enter into any agreement, that (A) calls for the issuance, sale or other disposition of any PDC Sub Equity Securities or (B) relates to the voting or control of any PDC Sub Equity Securities;

(iii)                               create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any PDC Sub Equity Securities; or

(iv)                              vote as a stockholder of PDC Sub in favor of, or otherwise permit, (A) any assignment by PDC Sub for the benefit of creditors, the appointment of a receiver for the assets of PDC Sub or the filing of any petition or application concerning PDC Sub under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation, (B) the issuance of additional equity securities by PDC Sub, (C) the amendment of the Certificate of Incorporation or Bylaws of PDC Sub (collectively, the "PDC Sub Constitutional Documents"), or (D) the taking of any act outside the corporate powers of PDC Sub, as reflected in the PDC Sub Constitutional Documents.

(b)                                 Except with the prior written consent of PDC, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, AWA shall not:

(i)                                     transfer, whether voluntarily or involuntarily, any of the equity securities of AWA Sub (collectively, the "AWA Sub Equity Securities");

2

(ii)                                  grant, whether voluntarily or involuntarily, any option or right, or enter into any agreement, that (A) calls for the issuance, sale or other disposition of any AWA Sub Equity Securities or (B) relates to the voting or control of any AWA Sub Equity Securities;

(iii)                               create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any AWA Sub Equity Securities; or

(iv)                              vote as a stockholder of AWA Sub in favor of, or otherwise permit, (A) any assignment by AWA Sub for the benefit of creditors, the appointment of a receiver for the assets of AWA Sub or the filing of any petition or application concerning AWA Sub under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation, (B) the issuance of additional equity securities by AWA Sub, (C) the amendment of the Memorandum of Association or Bye-Laws of AWA Sub (the "AWA Sub Constitutional Documents") or (D) the taking of any act outside the corporate powers of AWA Sub, as reflected in the AWA Sub Constitutional Documents.

(c)                                  Except with the prior written consent of AWA, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, PDC Sub shall not, and PDC shall cause PDC Sub not to:

(i)                                     transfer, whether voluntarily or involuntarily, the PDC Sub Bermuda Securities;

(ii)                                  grant, whether voluntarily or involuntarily, any option or right, or enter into any agreement, that (A) calls for the issuance, sale or other disposition of any PDC Sub Bermuda Securities or (B) relates to the voting or control of any PDC Sub Bermuda Securities; or

(iii)                               create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over the PDC Sub Bermuda Securities.

(d)                                 Except with the prior written consent of PDC, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, AWA Sub shall not, and AWA shall cause AWA Sub not to:

(i)                                     transfer, whether voluntarily or involuntarily, the AWA Sub Bermuda Securities;

(ii)                                  grant, whether voluntarily or involuntarily, any option or right or enter into any agreement that (A) calls for the issuance, sale or other disposition of any AWA Sub Bermuda Securities or (B) relates to the voting or control of any AWA Sub Bermuda Securities; or

(iii)                               create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over the AWA Sub Bermuda Securities.

3

(e)                                  Except with the prior written consent of PDC and AWA, and, at a time that AWA is required to maintain the Acceptable Protection Coverage, of the Administrative Agent and the Trustee, neither PDC Sub nor AWA Sub shall vote as a stockholder of Bermuda in favor of, or otherwise permit:

(i)                                     any assignment by Bermuda for the benefit of creditors, the appointment of a receiver for the assets of Bermuda or the filing of any petition or application concerning Bermuda under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation;

(ii)                                  the voluntary or involuntary transfer by Bermuda of Indemnity Claim Insurance Policy No. 5295316 (the "Policy") issued by Commerce & Industry Insurance Company (the "Insurer");

(iii)                               the commutation of the Policy pursuant to Section 3(6) of the Policy without the presentation to the Insurer of certificates of the Administrative Agent and the Trustee as to the discharge of certain indebtedness of PDC and its Subsidiaries substantially in the forms attached hereto as Exhibit A-1 and A-2 respectively;

(iv)                              the amendment of or waiver of any right under the Policy other than (A) a change of notice address or (B) to cure any ambiguity, omission, defect or inconsistency in the Policy;

(v)                                 the issuance of additional equity securities by Bermuda to a party other than AWA Sub, PDC Sub or a third party holder of its Class D Preference Shares ;

(vi)                              the amendment of the Memorandum of Association or Bye-laws of Bermuda;

(vii)                           the grant, whether voluntarily or involuntarily, of any option or right, or enter into any agreement, that calls for the sale or other disposition of the Policy; or

(viii)                        the creation or continued existence of any pledge, lien, fixed or floating charge or other encumbrance over the Policy, except pursuant to the Collateral Assignment from Bermuda to PDC, API and New Appleton LLC dated as of November 9, 2001.

(f)                                    PDC Sub and AWA Sub shall cause Bermuda actively to contest any petition or application filed against it under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or regulation.

(g)                                 Neither AWA nor Bermuda shall permit the assignment of any rights or obligations under the Assumption Deed without the prior written approval of (i) at a time that AWA is obliged to maintain the Acceptable Protection Coverage, of the Administrative Agent and, if such consent is required pursuant to Section 2(h), of the Trustee or (ii) at all other times, PDC.

(h)                                 In the event that the consent of the Trustee is required under this Section 2 or Section 9, or if there is proposed any amendment, modification, waiver or alteration of terms

4

(other than the Economic Terms (as defined below)) of this Agreement, the Policy, or the Assumption Deed, the prior written consent of the Trustee shall also be required, and in either case the Trustee shall be provided with 30 days prior written notice of the proposed amendment, modification, waiver, alteration or other action to be taken, describing the same in reasonable detail and providing any related documentation for the proposed implementation thereof, together with the following, in each case in form and substance satisfactory to the Trustee:

(i)                                     a legal opinion from counsel acceptable to the Trustee, to the effect that the proposed action, amendment, modification, waiver or alteration will not have any adverse effect on the legal rights of the policyholder under the Policy or the legal rights of API and PDC under the AWA Indemnity Agreement, the PDC Agreement (as amended, supplemented or otherwise modified from time to time), the Assumption Deed or this Agreement, and does not have an adverse effect on the then remoteness of AWA Sub and Bermuda from AWA and its other affiliates for bankruptcy, substantive consolidation or similar purposes;

(ii)                                  officer's certificates on behalf of PDC, certifying that it believes that the proposed action, amendment, modification, waiver or alteration is not adverse to the policyholder, PDC or API;

(iii)                               an opinion from an investment bank of recognized national standing, to the effect that the proposed action, amendment, modification, waiver or alteration is not adverse, from a financial point of view, to the policyholder or to the holders of the Notes and would not, in such investment bank's opinion, result in any adverse effect on the trading or price of the Notes; and

(iv)                              any additional opinions or certificates that the Trustee determines may reasonably be required given the circumstances of any proposed action, amendment, modification, waiver or alteration;

provided, however that the Trustee shall not be requested to approve and shall not approve any amendment, modification, waiver or alteration of the requirements of this Section 2(h) or of any of the following terms (the "Economic Terms") of this Agreement, the Policy or the Assumption Deed:  (i) Section I -- Insuring Agreement, Section II -- Limits of Insurance, Section III -- Conditions (other than Sections 3.d., 8, 9, 18 and 20 thereof) and all related definitions of the Policy; (ii) any provisions of the Assumption Deed; (iii) requirements for certificates of approval from the Trustee or other lenders in this Agreement or the Policy; (iv) the identity of the insurer under the Policy; and (v) changes in the jurisdiction of organization of the policyholder under the Policy to any jurisdiction other than a jurisdiction set forth on Exhibit B hereto; it being agreed that any amendment, modification, waiver or alteration of any of the Economic Terms shall require the prior consent of the holders of the majority in aggregate principal amount of the then outstanding New Notes.  Notwithstanding the foregoing, the consent of the Trustee shall not be required if AWA is the sole holder of the Senior Subordinated Note.

(i)                                     Any purported action in violation of this Section 2 shall be null and void and of no force and effect whatsoever.

5

SECTION 3.                                Satisfaction of Obligations Under Assumption Deed.

(a)                                  Without limiting Bermuda's obligations under the Assumption Deed, to the extent that funding under the Policy is available in respect of obligations of AWA to PDC under the AWA Indemnity Agreement, Bermuda shall apply such proceeds by making payment directly to PDC or API or to vendors or other third persons entitled to payment thereof, in each case in a manner consistent with the terms of the AWA Indemnity Agreement, in satisfaction of its obligations under the Assumption Deed and the obligations of AWA under the AWA Indemnity Agreement.

(b)                                 With respect to all other amounts payable by Bermuda pursuant to the terms of the Assumption Deed, i.e. other than in satisfaction of AWA's obligations to PDC under the AWA Indemnity Agreement, Bermuda shall make such payments to AWA or such other person as AWA may designate from time to time; provided that in the event of a default by AWA in the payment of its indemnification obligations under Section 4 hereof, no payments shall be made to AWA or its designee until such obligations have been satisfied in full.

(c)                                  Bermuda shall use commercially reasonable efforts to collect funds under the Policy as promptly as amounts are available for payment under the terms of the Policy.

(d)                                 In the event AWA has not made or caused to be made a payment under the AWA Indemnity when due and payable (a "Late Payment"), PDC or PDC Sub may unilaterally cause Bermuda to make, and Bermuda agrees to make, such Indemnity Claims (as defined in the Policy) and submit such Invoice Approval Packages (as defined in the Policy) as PDC may deem appropriate to procure the Insurer's payment of such Late Payment (so long as in accordance with the terms of the Policy).

SECTION 4.                                Tax Treatment.

(a)                                  For so long as AWA continues to satisfy its obligation, if any, to indemnify the PDC Parties in accordance with subsection 4(c) below, (i) the parties agree to cause Bermuda to be classified as a partnership for United States federal income tax purposes and (ii) PDC agrees that it shall, and shall cause PDC Sub to, report all of the U.S. taxable income reportable by Bermuda in connection with its ownership of the Policy.  In the event AWA fails to satisfy its obligation to indemnify PDC Parties in accordance with clause (c) below, PDC or PDC Sub may unilaterally cause Bermuda to revoke its election to be classified as a partnership for United States federal income tax purposes and PDC shall be relieved of its obligation to report in accordance with clause (ii) above.

(b)                                 AWA shall cause Bermuda to provide to PDC, a reasonable time prior to the due date for the filing thereof, written notice of U.S. taxable income to be reported consistent with clause (a), including information sufficient to enable PDC to comply with its tax reporting obligations.

(c)                                  AWA hereby covenants to indemnify and hold harmless the PDC Parties from and against any and all increases in Taxes of a PDC Party or another Member of the Buyers' Group (as defined in the AWA Indemnity Agreement) which in any way relate to or arise from Bermuda, including Taxes arising from the receipt of any indemnification payment hereunder.

6

(d)                                 AWA's indemnity set forth in clause (c) shall be governed, to the extent appropriate in the context, by the procedural provisions set forth in Sections 4.1 and 5.1 of the AWA Indemnity Agreement.  By way of illustration and without limitation of the foregoing:

(i)                                     AWA shall make payments to the PDC parties prior to the time that the PDC Parties are obligated to pay indemnified Taxes, so that the PDC Parties are never out of pocket in respect thereof.

(ii)                                  The PDC Parties shall provide to AWA for AWA's review, a reasonable time prior to filing, copies of the PDC Parties' tax returns reporting taxable income in respect of the Bermuda.

(iii)                               The Parties shall cooperate in respect of Bermuda tax matters as provided in Section 5.1.5 of the AWA Indemnity Agreement.

(e)                                  If there shall be any change in United States, United Kingdom or Bermuda tax law, regulation or ratings relevant to the relationships described in this Agreement, or a change in any party's tax status, at the request of either the PDC Parties or AWA, the parties shall negotiate in good faith to amend (in accordance with Sections 2 and 9 hereof) the relationships and tax treatment summarized herein.

SECTION 5.                                Representations and Warranties.

(a)                                  The AWA Parties, jointly and severally, represent and warrant that (i) AWA is the sole stockholder of AWA Sub and (ii) attached hereto as Exhibit 5(a) are true, complete and correct copies of the AWA Sub Constitutional Documents.

(b)                                 The PDC Parties, jointly and severally, represent and warrant that (i) PDC is the sole stockholder of PDC Sub and (ii) attached hereto as Exhibit 5(b) are true, complete and correct copies of the PDC Sub Constitutional Documents.

SECTION 6.                                Payment of Certain Obligations.

(a)                                  AWA shall provide AWA Sub, and AWA and AWA Sub shall provide Bermuda, with sufficient funds to meet its statutory and other ordinary course obligations.

(b)                                 PDC shall provide PDC Sub with sufficient funds to meet its statutory and other ordinary course obligations.

SECTION 7.                                Access to Books and Records.  To the extent permitted by antitrust and other applicable laws, the parties shall allow each other reasonable access to their books and records, and to personnel having knowledge of the whereabouts and/or contents of their books and records, for purposes of confirming compliance with the terms of this Agreement.  Any such access to and review shall be permitted and conducted only during normal business hours and upon reasonable notice.  Each party shall be entitled to recover its out-of-pocket costs (including, without limitation, copying costs and a reasonable charge for employee time) incurred in providing their books and records and/or personnel.  The requesting party shall hold in confidence all confidential information identified as such by the disclosing party or any of its

7

officers, agents, representatives or employees; provided, however, that information that (i) was in the public domain; (ii) was in fact known to the requesting party prior to disclosure by the disclosing party or its officers, agents, representatives or employees; (iii) becomes known to the requesting party from or through a third party not under an obligation of non-disclosure to the disclosing party; or (iv) any party is required by law, rule or regulation (of any applicable stock or securities exchange or otherwise) or otherwise deems necessary and proper to disclose in connection with the filing of any tax return or other document required to be filed with, or as required by, any governmental authority, shall not be deemed to be confidential information.  In addition, the parties agree that confidential information shall not be used for any purpose other than the specific purpose for which it was supplied.

SECTION 8.                                Dispute Resolution.

(a)                                  The AWA Parties, on the one hand, and the PDC Parties, on the other hand, shall attempt in good faith to resolve any dispute or difference between or among the parties arising out of or relating to this Agreement promptly by negotiation between executives of the relevant parties who have authority to settle the controversy within fifteen (15) days after delivery of a notice of a dispute by one or more parties to the others.  All negotiations pursuant to this Section 8(a) are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

(b)                                 Any dispute or difference between or among the parties arising out of or relating to this Agreement which has not been resolved by negotiation pursuant to Section 8(a) within fifteen (15) days as therein provided, shall be settled by arbitration in accordance with the CPR Rules of Non-Administered Arbitration in effect on November 9, 2001, by a mutually acceptable single arbitrator designated by the respective parties.  If the parties are unable to agree on an arbitrator within fifteen (15) days following the expiration of the negotiation period described in Section 8(a), an arbitrator shall be selected by the Center for Public Resources pursuant to the procedures set forth in its Rule 6.4.b or by such other procedures as the parties may elect.  In order to expedite the process of selecting an arbitrator, the parties shall use their best efforts to agree upon a standby arbitrator and an alternate within thirty (30) days following November 9, 2001, and within thirty (30) days following the resignation or inability of any such standby arbitrator or alternate to serve.  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.  The place of arbitration shall be New York, New York.  The language of the arbitration shall be English.  The arbitration shall be governed by the law of the State of New York.  The arbitrator is not empowered to award damages in excess of compensatory damages and each party expressly waives and foregoes any right to punitive, exemplary or similar damages unless a statute requires that compensatory damages be increased in a specified manner.  Following the final arbitration hearings, which shall be completed within thirty (30) days following the later of (i) the designation of the arbitrator and (ii) the expiration of the negotiation period described in Section 8(a) unless otherwise mutually agreed by the parties to the dispute, the arbitrator shall promptly deliver a written decision with respect to the dispute to each of the parties, who shall promptly act in accordance therewith.  Each party agrees that any decision of the arbitrator shall be final, conclusive and binding and that they will not contest any action by any other party thereto in accordance with a decision of the arbitrator.  It is specifically understood and agreed that any party may enforce any award rendered pursuant to

8

the arbitration provisions of this Section 8(b) by bringing suit in any court of competent jurisdiction.

(c)                                  All reasonable fees, costs and expenses (including attorneys' fees and expenses) incurred by the party that prevails in any such arbitration commenced pursuant to Section 8(b) or any judicial action or proceeding seeking to enforce the agreement to arbitrate disputes as set forth in Section 8(b) or seeking to enforce any order or award of any arbitration commenced pursuant to this Section 8 may be assessed (in whole or in part) against the party or parties that do not prevail in such arbitration in such manner as the arbitrator or the court in such judicial action, as the case may be, may determine to be appropriate under the circumstances.  All costs and expenses attributable to the arbitrator shall be allocated among the parties to the arbitration in such manner as the arbitrator shall determine to be appropriate under the circumstances.

(d)                                 The parties hereto shall take all required steps in order to avoid any inconsistencies between the resolutions of disputes hereunder and resolutions of disputes under the AWA Indemnity Agreement including, without limitation, the consolidation of any dispute resolution procedures.

SECTION 9.                                Amendment; Assignment.  This Agreement may not be amended, modified or assigned except at a time that AWA is required to maintain the Acceptable Protection Coverage, with the written approval of the Administrative Agent and the Trustee pursuant to Section 2(h).  Any purported amendment, modification or assignment that is not in compliance with the preceding sentence shall be null and void and of no force and effect whatsoever.  Subject to the foregoing, this Agreement shall inure to the benefit of the parties' respective successors and assigns.

SECTION 10.                          Governing Law; Consent to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  FOR THE LIMITED PURPOSE OF ENFORCEMENT OF AN ARBITRAL JUDGMENT IN ACCORDANCE WITH SECTION 8(b), EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK FOR ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

9

SECTION 11.                          Notices.

(a)                                  All communications provided for hereunder shall be in writing and shall be deemed to be given when delivered in person or by private courier with receipt, when telefaxed and received, and,

If to any PDC Party:

Paperweight Development Corp.
c/o Appleton Papers Inc.
825 E. Wisconsin Avenue
P.O. Box 359
Appleton, WI 54912-0359
Facsimile:  (920) 991-7256

Attention:  Paul Karch,
Vice President, Law and
Public Affairs and
General Counsel

with copies to:

Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202
Facsimile:  (414) 273-5198
Attention:  Christopher B. Noyes

State Street Bank and Trust Company
Trustee of the ESOP Component of the
Appleton Papers Retirement Saving Plan
Two International Place
Boston, MA 02110
Facsimile:  (617)
Attention:  Kelly G. Driscoll

Jones Day Reavis & Pogue
77 West Wacker
Suite 3500
Chicago, IL 60601-1692
Facsimile:  (312) 782-8585
Attention:  Ronald S. Rizzo

If to any AWA Party:

Arjo Wiggins Appleton Ltd
St. Clement House

10

Alencon Link
Basingstoke
Hampshire RG21
ENGLAND
Facsimile:  011-44-1256-796075
Attention:  Company Secretary

with a copy to:

McDermott, Will & Emery
50 Rockefeller Plaza
New York, NY 10020
Facsimile:  212-547-5444
Attention:  C. David Goldman

or to such other address as any such party shall designate by written notice to the other parties hereto.

(b)                                 Without limiting the generality of Section 11(a), AWA Sub and PDC Sub hereby agree that any notices given or received by the party identified above on behalf of them shall be deemed given and received by each of them and that, pursuant thereto, the other parties may rely upon the applicability of any such notice as being binding upon, and applicable to each of them.

SECTION 12.                          Third Party Beneficiary.  The Administrative Agent, on behalf of the lenders pursuant to the Credit Agreement, and the Trustee, on behalf of the holders of the Senior Subordinated Note or the New Notes, are third party beneficiaries of this Agreement with full rights and remedies under or by reason of this Agreement as if parties hereto.  Other than the parties hereto and their respective successors and permitted assigns and except as specifically set forth in the preceding sentence, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any other person any rights or remedies under or by reason of this Agreement.

SECTION 13.                          Conflict with Bermuda Bye-Laws.  In the event of an inconsistency between any term of this Agreement and the Bye-Laws of Bermuda, the provisions of this Agreement shall control.

11

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ARJO WIGGINS APPLETON LTD.		PAPERWEIGHT DEVELOPMENT CORP.

By:	/s/ Christopher Gower	By:	/s/ Dale E. Parker
Name:	Christopher Gower	Name:	Dale E. Parker
Title:	Authorized Signatory	Title:	Chief Financial Officer & Treasurer

ARJO WIGGINS (BERMUDA) HOLDINGS LIMITED		PDC CAPITAL CORPORATION

By:	/s/ Favier Vincent	By:	/s/ Dane E. Allen
Name:	Favier Vincent	Name:	Dane E. Allen
Title:	Authorized Signatory	Title:	Secretary

ARJO WIGGINS APPLETON (BERMUDA) LIMITED

By:	/s/ Christopher Gower
Name:	Christopher Gower
Title:	Director

12

Exhibit A-1

[Date]

Appleton Papers Inc.

[address]

Ladies and Gentlemen:

We refer to that certain Relationship Agreement, dated as of November 9, 2001, by and among Arjo Wiggins Appleton p.l.c. ("A WA"), Arjo Wiggins (Bermuda) Holdings Limited, Paperweight Holdings Limited, Paperweight Development Corp. ("PDC"), PDC Capital Corporation and Arjo Wiggins Appleton (Bermuda) Limited.

The undersigned hereby confirms that the Acquisition Debt (as defined in that certain Fox River AWA Environmental Indemnity Agreement, dated as of November 9, 2001, by and among PDC, New Appleton LLC, Appleton Papers Inc. and AWA) described in item 1 of Schedule 6.1.5.2 thereof has been repaid.

Sincerely yours,

[Administrative Agent]

By:
Name:
Title:

Exhibit A-2

[Date]

Appleton Papers Inc.

[address]

Ladies and Gentlemen:

We refer to that certain Relationship Agreement, dated as of November 9, 2001, by and among Arjo Wiggins Appleton p.l.c. ("A WA"), Arjo Wiggins (Bermuda) Holdings Limited, Paperweight Holdings Limited, Paperweight Development Corp. ("PDC"), PDC Capital Corporation and Arjo Wiggins Appleton (Bermuda) Limited.

The undersigned hereby confirms that the Acquisition Debt (as defined in that certain Fox River AWA Environmental Indemnity Agreement, dated as of November 9, 2001, by and among PDC, New Appleton LLC, Appleton Papers Inc. and AWA) described in item [2 or 3, as applicable] of Schedule 6.1.5.2 thereof has been repaid.

Sincerely yours,

[Trustee]

By:
Name:
Title:

Exhibit B

BVI
Cayman
Channel
Gibraltar Isle
of Man
Monaco
Netherlands Antilles
US Virgin
Hong Kong

OR

any country which has a local currency long-term sovereign rating of AA or better from Standard & Poors or Aa2 or better from Moody's Investor Service

Exhibit 5(a)

Arjo Wiggins (Bermuda) Holdings
Constitutional Documents

FORM NO. 2

BERMUDA

THE COMPANIES ACT 1981

MEMORANDUM OF ASSOCIATION OF

COMPANY LIMITED BY SHARES

Section 7(1) AND (2)

MEMORANDUM OF ASSOCIATION

OF

ARJO WIGGINS (BERMUDA) HOLDINGS LIMITED

(hereinafter referred to as "the Company")

I.                                         The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.                                       We, the undersigned, namely,

	Bermudian Status
Name and Address	(Yes or No)	Nationality	Number of Shares

Subscribed

Alan Bossin
Cedar House
41 Cedar Avenue
Hamilton HM 12, Bermuda	No	Canadian	1

Ruby L. Rawlins
Cedar House
41 Cedar Avenue
Hamilton HM 12, Bermuda	Yes	British	1

Rachael M. Lathan
Cedar House
41 Cedar Avenue
Hamilton HM 12, Bermuda	Yes	British	1

Angela R.B. Browne
Cedar House
41 Cedar Avenue
Hamilton HM 12, Bermuda	Yes	British	1

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.                                       The Company is to be an exempted Company as defined by the Companies Act 1981.

4.                                       The Company does not have the power to hold land situate in Bermuda.

5.                                       The authorised share capital of the Company is US$100,000.00 divided into 1,000 A shares of par value US$60.00 each, 1,000 B shares of par value US#1.00 each, 1 C share of par value US$10.00, 1 D share of par value US#10.00, and 38,980 shares of par value US$1.00 each. The minimum subscribed share capital of the Company is $12,000.00 in United States currency.

6.                                       The objects and purpose for which the Company is formed and incorporated are:

(a) to enter into and perform its obligations and exercise its rights under the Relationship Agreement (the "Relationship Agreement") to be entered into by and among the Company, Arjo Wiggins Appleton p.l.c., Arjo Wiggins (Bermuda) Holdings Limited, Paperweight Development Corp. and PDC Capital Corporation, and any and all instruments or documents contemplated thereby, including, without limitation, any instruments or documents granting a security interest in assets of the Company;

(b) to enter into, perform its obligations and exercise its rights under the Assignment and Assumption Deed (the "Deed") by and between the Company and Arjo Wiggins Appleton p.l.c.;

(c) to enter into and perform its obligations and exercise its rights under the indemnity claim insurance policy (the "Policy") issued by Commerce & Industry Insurance Company; and

(d) to engage in any other activity necessary, expedient, incidental or conducive to or in furtherance of the accomplishment of the foregoing objects.

7.                                       Subject to the provisions of Section 42 of the Companies Act 1981 and the Bye-Laws of the Company, the Company shall have the power to issue preference shares that are, or at the option of the Company are to be liable, to be redeemed.

8.                                       The Company shall only have the powers set out in Schedule I of the Companies Act 1981 to the extent consistent with and in furtherance of the objects of the Company set out in Clauses 6 and 7 above and Clause 10 below.

9.                                       Notwithstanding any other provision of this Memorandum of Association and the Bye- Laws of the Company and any provision of law that otherwise so empowers the Company, neither the Company, the Board of Directors, the holders of the shares of the Company, nor any committee appointed or designated thereby shall without the affirmative vote or consent of the holders of a majority of each class of the shares of the Company issued and outstanding each voting as a separate class (including the affirmative vote of at least one "Independent Shareholder" (as defined below) make a general assignment for the benefit of creditors, resolve in general meeting that the Company be wound up voluntarily, file a petition or apply to any court or tribunal for the appointment of a custodian, receiver, liquidator or any trustee for it or for a substantial part of its property, file any petition in bankruptcy or voluntarily commence any proceeding under any bankruptcy, insolvency, reorganisation, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereinafter in effect, consent or acquiesce in the filing of any such petition, application, proceeding or appointment of or taking possession by the custodian, receiver, liquidator, assignee, trustee, conservator, sequestrator (or other similar official) of the Company or any substantial part of its property, or admit its inability to pay its debts generally or as they become due, or authorise any of the foregoing to be done or taken on behalf of the Company, or take any corporate action in furtherance of or to authorise any such action. For purposes hereof, the term "Independent Shareholder" shall mean a person (which term includes an entity) who (i) is not and has not been in the past three years a shareholder (whether direct, indirect or beneficial), customer, advisor, supplier, trustee, conservator or receiver of or for, or otherwise received any payments in excess of US$60,000 from, Paperweight Development Corp. or Arjo Wiggins Appleton p.l.c. (collectively, the "Parents") and/or any Affiliate (as such term is defined below); (ii) is not and has not been in the past three years a director, officer, employee, associate or affiliate of any person (which term includes an entity) described in clause (i) above; and (iii) is not a person related to any person referred to in clauses (i) or (ii) above. For purposes hereof, the term "Affiliate" means any person or entity, other than the Company, that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, either Parent, where the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of securities, by contract, credit arrangement or agency, or otherwise.

10.                               Except as otherwise provided in the Relationship Agreement, the Deed or any and all instruments or documents contemplated thereby, including, without limitation, any instruments or documents granting a security interest in assets of the Company, the Company shall:

(a)                                  maintain books and records separate from any other person or entity;

(b)                                 maintain its bank accounts separate from any other person or entity;

(c)                                  not commingle its assets with those of any other person or entity;

(d)                                 conduct its own business in its own name and hold all of its assets in its own name or in the name of a trustee or custodian on its behalf;

(e)                                  maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person or entity and not have its assets listed on the financial statement of any other entity, and provide for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead that are shared with an affiliate;

(f)                                    file its tax returns separate from those of any other entity and not file a consolidated federal income tax return with any other corporation;

(g)                                 pay its own liabilities and expenses only out of its own funds;

(h)                                 observe all company and other organisational formalities;

(i)                                     maintain an arm's length relationship with its affiliates and enter into transactions with affiliates only on a commercially reasonable basis;

(j)                                     pay the salaries of its own employees, if any, from its own funds;

(k)                                  not guarantee or become obligated for the debts of any other entity or person;

(l)                                     not hold out its credit as being available to satisfy the obligations of any other person or entity;

(m)                               not acquire the obligations or securities of its owners, including partners, members or shareholders, as appropriate;

(n)                                 not make loans to any other person or entity;

(o)                                 allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate;

(p)                                 use separate stationery, invoices, and checks bearing its own name;

(q)                                 not pledge its assets for the benefit of any other person or entity;

(r)                                    hold itself out as a separate identity;

(s)                                  correct any known misunderstanding regarding its separate identity;

(t)                                    not identify itself as a division of any other person or entity;

(u)                                 not consolidate or merge with or into any person or dissolve or liquidate in whole or in part or transfer substantial all its properties and assets to any other person, except as provided in the Bye-Laws;

(v)                                 not engage in any joint activity or transaction of any kind with or for the benefit of any affiliate, except for the payment of lawful distributions to, or redemptions of its shares from, its Shareholders; and

(w)                               maintain adequate capital in light of its contemplated business operations.

11.                                 Subject to the Bye-Laws of the Company, the Company reserves the right to amend, alter, change or repeal any provisions contained in this Memorandum of Association in the manner now or hereafter prescribed by law, and all the provisions of this Memorandum of Association and all rights and powers conferred in this Memorandum of Association on shareholders, directors and officers are subject to this reserved power.

Notwithstanding the above paragraph, the Company shall not, without the affirmative vote or consent of the holders of the majority of the voting shares of the Company issued and outstanding (including the affirmative vote of at least one Independent Shareholder), amend, alter, change or repeal Clauses 6, 7, 8, 9, 10 or this Clause 11 of this Memorandum of Association.

STAMP DUTY (To be affixed)

Not Applicable

Signed by each subscriber in the presence of at least one witness attesting the signature thereof:-

/s/ Alan Bossin	/s/ Dionne Hackett

/s/ Ruby L. Rawlins	/s/ Dionne Hackett

/s/ Rachael M. Lathan	/s/ Dionne Hackett

/s/ Angela R.B. Browne	/s/ Dionne Hackett

(Subscribers)	(Witnesses)

SUBSCRIBED this 5th day of November 2001

BYE-LAWS

of

ARJO WIGGINS (BERMUDA) HOLDINGS LIMITED

I HEREBY CERTIFY that the within written Bye-Laws are a true copy of the Bye-Laws of Arjo Wiggins (Bermuda) Holdings Limited as subscribed by the subscribers to the Memorandum of Association and approved at the Statutory meeting of the above Company on November, 2001.

/s/ Alan Bossin	, Director

Prepared by
Messrs Appleby Spurling & Kempe
Cedar House
41 Cedar Avenue
Hamilton, Bermuda

INDEX

BYE-LAW	SUBJECT	PAGE

1	Interpretation	1-3
2	Registered Office	3
3,4	Share Rights	3-6
5,6	Modification of Rights	6, 7
7-9	Shares	7
10-12	Certificates	8
13	Register of Shareholders	8-9
14	Register of Directors and Officers	9
15-18	Transfer of Shares	9, 10
19-21	Transmission of Shares	10, 11
22	General Meetings and Written Resolutions	11, 12
23,24	Notice of General Meetings	13
25-31	Proceedings at General Meetings	13-15
32-43	Voting	15-18
44-49	Proxies and Corporate Representatives	18-20
50-52	Appointment and Removal of Directors	21
53	Resignation and Disqualification of Directors	22
54-56	Alternate Directors	22, 23
57	Directors' Fees and Additional Remuneration and Expenses	23, 24
58	Directors' Interests	24, 25
59-61	Powers and Duties of the Board	25, 26
62-64	Delegation of the Board's Powers	26, 27

BYE-LAW	SUBJECT	PAGE

65-73	Proceedings of the Board	28-30
74	Officers	30, 31
75	Minutes	31
76,77	Secretary and Resident Representative	31, 32
78	The Seal	32
79-84	Dividends and Other Payments	33-35
85	Reserves	35
86,87	Capitalization of Profits	35, 36
88	Record Dates	36
89-91	Accounting Records	37
92	Audit	37, 38
93-95	Service of Notices and Other Documents	38, 39
96	Winding Up	39
97-101	Indemnity	39-41
102	Amalgamation	41, 42
103	Continuation	42
104	Alteration of Bye-Laws	42

BYE-LAWS
of
ARJO WIGGINS (BERMUDA) HOLDINGS LIMITED

INTERPRETATION

1.      (1)                                                     In these Bye-Laws unless the context otherwise requires -

"Bermuda" means the Islands of Bermuda;

"Board" means the Board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum;

"the Companies Acts" means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company;

"Company" means the company incorporated in Bermuda under the name of Aijo Wiggins (Bermuda) Holdings Limited on November, 2001;

"Director" means such person or persons as shall be appointed to the Board from time to time pursuant to Bye-Law 50;

"Independent Director" has the meaning given to such term in the Company's Memorandum of Association;

"Insurer" has the meaning given to such term in the Relationship Agreement;

"Officer" means a person appointed by the Board pursuant to Bye- Law 74 of these Bye-Laws and shall not include an auditor of the Company;

"paid up" means paid up or credited as paid up;

"Policy" has the meaning given to such term in the Relationship Agreement;

"Relationship Agreement" means that certain Relationship Agreement to be entered into by and among Arjo Wiggins Appleton p.l.c., Arjo Wiggins Appleton (Bermuda) Limited, Paperweight Development Corp., PDC Capital Corporation and the Company; "Register" means the Register of Shareholders of the Company; "Registered Office" means the registered office for the time being of the Company;

"Resident Representative" means the individual (or, if permitted in accordance with the Companies Acts, the company) appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy Resident Representative appointed by the Board to perform any of the duties of the Resident Representative;

"Resolution" means a resolution of the Shareholders or, where required, of a separate class or separate classes of Shareholders, adopted either in general meeting or by written resolution, in accordance with the provisions of these Bye-Laws;

"Seal" means the common seal of the Company and includes any duplicate thereof;

"Secretary" includes a temporary or assistant or deputy Secretary and any person appointed by the Board to perform any of the duties of the Secretary;

"Shareholder" means a shareholder or member of the Company; "these Bye-Laws" means these Bye-Laws in their present form or as from time to time amended;

(2)                                                     For the purposes of these Bye-Laws a corporation shall be deemed to be present in person if its representative duly authorised pursuant to the Companies Acts is present;

(3)                                                     Words importing only the singular number include the plural number and vice versa;

(4)                                                     Words importing only the masculine gender include the feminine and neuter genders respectively;

(5)                                                     Words importing persons include companies or associations or bodies of persons, whether corporate or un-incorporate;

(6)                                                     Reference to writing shall include typewriting, printing, lithography, photography and other modes of representing or reproducing words in a legible and non-transitory form;

(7)                                                     Any words or expressions defined in the Companies Acts in force at the date when these Bye-Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be).

(8)                                                     These Bye-laws shall be read and construed as one with the Relationship Agreement, the provisions of which are hereby incorporated into these Bye-laws. In the event of a conflict between the provisions of these Bye-laws and the Relationship Agreement, the provisions of the Relationship Agreement shall prevail save and to the extent only that they or any of them conflict with the Companies Act.

REGISTERED OFFICE

2.                                       The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

SHARE RIGHTS

3.                                       Subject to any special rights conferred on the holders of any share or class of shares, any share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

4.           (1)                                         The share capital of the Company shall consist of the following:

 (a)                                   Class A Common Shares

(i)                                     Amount - The Company may issue no more than twelve- thousand (12,000) Class A Common shares.

(ii)                                  Voting Rights - The holders of the Class A Common Shares shall be entitled to receive notice of and to attend and vote at all meetings of Shareholders of the Company, except meetings at which only holders of another specified class or a series of shares are entitled to vote, and shall be entitled to one vote in respect of each Class A share held at all such meetings.

(iii)                               Dividends - Subject to Bye-Law 79, the holders of the Class A Common Shares have the right to receive dividends as and when the Board deems fit.

(iv)                              Liquidation -In the event of the liquidation, dissolution or winding up of the Company or other distribution of the property or assets of the Company among its Shareholders for the purpose of winding up its affairs, whether voluntary or involuntary, the holders of the Class A Common Shares shall be entitled, subject to any prior rights of the holders of any other class of shares ranking senior to the Class A Common Shares with respect to such distributions, to receive the remaining property of the Company.

(b)                                      Class B Preference Share

(i)                                     Amount - The Company may issue no more than one (1) Class B Preference Share, which shall be held at all times by an Independent Shareholder.

(ii)                                  Voting Rights - Except as provided in Bye-Law 32, the holder of the Class B Preference Share shall not be entitled to receive notice of or to attend or vote at general meetings of Shareholders of the Company.

(iii)                               Dividends - The holder of the Class B Preference Share shall have no right to receive dividends.

(iv)                              Liquidation - In the event of the liquidation, dissolution or winding up of the Company or other distribution of the property or assets of the Company among its Shareholders for the purpose of winding up its affairs, whether voluntary or involuntary, the holder of the Class B Preference Share shall be entitled, in priority to the rights of the holders of the Class A Common Shares, to receive the capital paid up on the Class B Preference Share.

(e)                                      Subject to the Companies Acts, any other preference shares may, with the sanction of a resolution of the Board, be issued on terms:

(i)                                                   that they are to be redeemed on the happening of a specified event or on a given date; and/or,

(ii)                                                that they are liable to be redeemed at the option of the Company; and/or,

(iii)                                             if authorised by the memorandum/incorporating act of the Company, that they are liable to be redeemed at the option of the holder.

The terms and manner of redemption shall be provided for in such resolution of the Board and shall be attached to but shall not form part of these Bye-Laws

(2)                                                The Board may, at its discretion and without the sanction of a Resolution authorise the purchase by the Company of its own shares upon such terms as the Board may in its discretion determine PROVIDED ALWAYS that such purchase is effected in accordance with the provisions of the Companies Acts.

MODIFICATION OF RIGHTS

5.                                       Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy five percent of the issued shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two or more persons holding or representing by proxy any of the shares of the relevant class, that every holder of shares of the relevant class shall be entitled on a poll to one vote for every such share held by him and that any holder of shares of the relevant class present in person or by proxy may demand a poll; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

6.                                       The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be altered by the creation or issue of further shares ranking pan i passu therewith.

SHARES

7.                                       Subject to the provisions of these Bye-Laws, the unissued shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.

8.                                       The Board may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by law.

9.                                       Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as otherwise provided in these Bye-Laws, or by law) any other right in respect of any share except an absolute right to the entirety thereof in the registered holder.

CERTIFICATES

10.                                 The preparation, issue and delivery of certificates shall be governed by the Companies Acts. In the case of a share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.

11.                            If a share certificate is defaced, lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

12.                            All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be issued under the Seal. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons.

REGISTER OF SHAREHOLDERS

13.                            The Secretary shall establish and maintain the Register at the Registered Office in the manner prescribed by the Companies Acts. Unless the Board otherwise determines, the Register shall be open to inspection in the manner prescribed by the Companies Acts between 10.00 a.m. and 12.00 noon on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register any indication of any trust or any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 9.

REGISTER OF DIRECTORS AND OFFICERS

14.                                 The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon on every working day.

TRANSFER OF SHARES

15.                                 Subject to the Companies Acts and to such of the restrictions contained in the Relationship Agreement and these Bye-Laws as may be applicable, any Shareholder may transfer all or any of his shares by an instrument of transfer in the usual common form or in any other form which the Board may approve.

16.                                 The instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not filly-paid, the transferee and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer unless:-

(1)                                  the instrument of transfer is duly stamped and lodged with the Company, accompanied by the certificate for the shares to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer,

(2)                                  the instrument of transfer is in respect of only one class of share,

(3)                                  where applicable, the permission of the Bermuda Monetary Authority with respect thereto has been obtained.

Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law and Bye-Laws 15 and 17.

17.                                 If the Board declines to register a transfer it shall, within three months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

18.                                 No fee shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, distringas or stop notice, order of court or other instrument relating to or affecting the title to any share, or otherwise making an entry in the Register relating to any share.

TRANSMISSION OF SHARES

19.                                 Any person becoming entitled to a share by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his entitlement, either be registered himself as the holder of the share or elect to have some person nominated by him registered as the transferee thereof. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

20.                                 A person becoming entitled to a share in consequence by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other moneys payable in respect of the share, but he shall not be entitled in respect of the share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within sixty days, the Board may thereafter withhold payment of all dividends and other moneys payable in respect of the shares until the requirements of the notice have been complied with.

21.                                 Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye- Laws 19 and 20.

GENERAL MEETINGS AND WRITTEN RESOLUTIONS

22.         (1)                                   The Board shall convene and the Company shall hold general meetings as Annual General Meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board may, whenever it thinks fit, and shall, when required by the Companies Acts, convene general meetings other than Annual General Meetings which shall be called Special General Meetings.

(2)                                  Except in the case of the removal of auditors or Directors, anything which may be done by resolution in general meeting may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders or any class thereof or their proxies, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) on behalf of such Shareholder, being all of the Shareholders of the Company or any class thereof who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution. Such resolution in writing may be signed in as many counterparts as may be necessary.

(3)                                  For the purposes of this Bye-Law, the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.

(4)                                  A resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.

NOTICE OF GENERAL MEETINGS

23.                                 An Annual General Meeting shall be called by not less than thirty days notice in writing and a Special General Meeting shall be called by not less than five days notice in writing. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, day and time of the meeting, and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by Bye-Laws 93 and 94 to all

Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company and to any Director or Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it. Notwithstanding that a meeting of the Company is called by shorter notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so weed by all the Shareholders entitled to attend and vote thereat;

24.                                 The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

PROCEEDINGS AT GENERAL MEETINGS

25.                                 No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, at least two Shareholders present in person or by proxy and entitled to vote shall be a quorum for all purposes; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

26.                                 If within five minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine and at such adjourned meeting two Shareholders present in person or by proxy shall be a quorum provided that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum. The Company shall give not less than five days notice of any meeting adjourned through want of a quorum and such notice shall state that the sole Shareholder or, if more than one, two Shareholders present in person or by proxy (whatever the number of shares held by them) shall be a quorum.

27.                                 A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

28.                                 Each Director upon giving the notice referred to in Bye-Law 23 above, and the Resident Representative, if any, shall be entitled to attend and speak at any general meeting of the Company.

29.                                 The Chairman (if any) of the Board or, in his absence, the President shall preside as chairman at every general meeting. If there is no such Chairman or President, or if at any meeting neither the Chairman nor the President is present within five minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall choose one of their number to act or if one Director only is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chairman.

30.                                 The chairman of the meeting may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for three months or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

31.                                 Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

VOTING

32.                                 Save where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast; provided, that to the extent the Memorandum of Association of the Company requires the affirmative vote or consent of an Independent Shareholder, then such question shall also require such vote or consent.

33.                                 At any general meeting, a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded by:-

the chairman of the meeting; or

at least three Shareholders present in person or represented by proxy; or

(3)                                  any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one tenth of the total voting rights of all the Shareholders having the right to vote at such meeting; or

(4)                                  a Shareholder or Shareholders present in person or represented by proxy holding shares conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one tenth of the total sum paid up on all such shares conferring such right.

The demand for a poll may be withdrawn by the person or any of the persons making it at any time prior to the declaration of the result. Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman that a resolution has, on a show of hands, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such resolution.

34.                                 If a poll is duly demanded, the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded.

35.                                 A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner and either forthwith or at such time (being not later than three months after the date of the demand) and place as the chairman shall direct. It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll.

36.           The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

37.           On a poll, votes may be cast either personally or by proxy.

38.           A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

39.           In the case of an equality of votes at a general meeting, whether on a show of hands or on a poll, the chairman of such meeting shall not be entitled to a second or casting vote and the resolution shall fail.

40.           In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

41.           A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such Court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

42.           No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.

43.           If;

(1)           any objection shall be raised to the qualification of any voter; or,

(2)           any votes have been counted which ought not to have been counted or which might have been rejected; or,

(3)           any votes are not counted which ought to have been counted, the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

PROXIES AND CORPORATE REPRESENTATIVES

44.           The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney authorised by him in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same.

45.           Any Shareholder may appoint a standing proxy or (if a corporation) representative by depositing at the Registered Office a proxy or (if a corporation) an authorisation and such proxy or authorisation shall be valid for all general meetings and adjournments thereof or, resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any such standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

46.           Subject to Bye-Law 45, the instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith) prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

47.           instruments of proxy shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at that meeting or in connection with that written resolution. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

48.           A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) one hour at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

49.           Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Shareholder at general meetings or to sign written resolutions.

APPOINTMENT AND REMOVAL OF DIRECTORS

50.           The number of Directors shall be such number not less than two as the Company by Resolution may from time to time determine, and, subject to the Companies Acts and these Bye-Laws, the Directors shall serve until the termination of the next Annual General Meeting following their appointment. All Directors, upon election or appointment (except upon election at an Annual General Meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty days of their appointment.

51.           The Company shall at the Annual General Meeting and may by Resolution determine the minimum and the maximum number of Directors and may by Resolution determine that one or more vacancies in the Board shall be deemed casual. vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to appoint any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any individual to be a Director so as to fill a casual vacancy.

52.           The Company may in a Special General Meeting called for that purpose remove a Director provided notice of any such meeting shall be served upon the Director concerned not less than 14 days before the meeting and he shall be entitled to be heard at that meeting. Any vacancy created by the removal of a Director at a Special General Meeting may be filled at the Meeting by the election of another Director in his place or, in the absence of any such election, by the Board.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

53.           The office of a Director shall be vacated upon the happening of any of the following events:

(1)             if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;

(2)             if he becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated;

(3)             if he becomes bankrupt under the laws of any country or compounds with his creditors;

(4)             if he is prohibited by law from being a Director;

(5)             if he ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these Bye-Laws.

ALTERNATE DIRECTORS

54.           A Director may appoint and remove his own Alternate Director. Any appointment or removal of an Alternate Director by a Director shall be effected by depositing a notice of appointment or removal with the Secretary at the Registered Office, signed by such Director, and such appointment or removal shall become effective on the date of receipt by the Secretary. Any Alternate Director may be removed by resolution of the Board. Subject as aforesaid, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. An Alternate Director may also be a Director in his own right and may act as alternate to more than one Director.

55.           An Alternate Director shall be entitled to receive notices of all meetings of Directors, to attend, be counted in the quorum and vote at any such meeting at which any Director to whom he is alternate is not personally present, and generally to perform all the functions of any Director to whom he is alternate in his absence.

56.           Every person acting as an Alternate Director shall (except as regards powers to appoint an alternate and remuneration) be subject in all respects to the provisions of these Bye-Laws relating to Directors and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for any Director for whom he is alternate. An Alternate Director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director. Every person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). The signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board shall, unless the terms of his appointment provides to the contrary, be as effective as the signature of the Director or Directors to whom he is alternate.

DIRECTORS' FEES AND ADDITIONAL REMUNERATION AND
EXPENSES

57.           The amount, if any, of Directors' fees shall from time to time be determined by the Company by Resolution and in the absence of a determination to the contrary such fees shall be deemed to accrue from day to day. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

DIRECTORS' INTERESTS

58.           (1)           A Director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

(2)           A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

(3)           Subject to the provisions of the Companies Acts, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also -cause the voting power conferred by the shares in any other company held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

(4)         So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

(5)           Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

POWERS AND DUTIES OF THE BOARD

59.           Subject to the provisions of the Companies Acts, these Bye-Laws and the Relationship Agreement and to any directions given by the Company by Resolution, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company. No alteration of these Bye- Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

60.           All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.

61.           The Board may from time to time appoint one or more of its body to be a managing director, joint managing director or an assistant managing director or to hold any other employment or executive office with the Company for such period and upon such terms as the Board may determine and may revoke or terminate any such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration (if any) (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and either in addition to or in lieu of his remuneration as a Director. -

DELEGATION OF THE BOARD'S POWERS

62.           The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub- delegate all or any of the powers, authorities and discretions vested in him.

63.           The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 64, other individual any of the powers exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

64.           The Board may delegate any of its powers, authorities and discretions to committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board the proceedings of a committee with two or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.

PROCEEDINGS OF THE BOARD

65.           The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Questions arising at any meeting shall be determined by the affirmative votes of a majority of the votes cast. In the case of an equality of votes the motion shall be deemed to have been lost. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

66.           Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent to him by post, cable, telex, telecopier or other mode of representing or reproducing words in a legible and non-transitory form at his last known address or any other address given by him to the Company for this purpose. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

67.           (I)            The quorum necessary for the transaction of the business of the Board shall be two Directors. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

(2)           A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present.

(3)           The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice, to the Registered Office, be entitled to receive notice of, attend and be heard at, and to receive minutes of all meetings of the Board.

68.           So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

69.           The Chairman (or President) or, in his absence, the Deputy Chairman (or Vice-President), shall preside as chairman at every meeting of the Board. If at any meeting the Chairman or Deputy Chairman (or the President or Vice-President) is not present promptly after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

70.           The meetings and proceedings of any committee consisting of two or more Directors shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

71.           A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.

72.           A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

73.           All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS

74.           The Officers of the Company shall include a President and a Vice-President or a Chairman and a Deputy Chairman who shall be Directors and shall be elected by the Board as soon as possible after the statutory meeting and each Annual General Meeting. In addition, the Board may appoint any person whether or not he is a Director to hold such office as the Board may from time to time determine. Any person elected or appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such election or appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.

MINUTES

75.           The Board shall cause minutes to be made and books kept for the purpose of recording -

(1)           all appointments of Officers made by the Board;

(2)           the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee;

(3)           of all proceedings at meetings of the Company, of the holders of any class of shares in the Company, of the Board and of committees appointed by the Board or the Shareholders;

(4)           of all proceedings of its managers (if any).

Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 91 and the minutes of meetings of the Shareholders of the Company.

SECRETARY AND RESIDENT REPRESENTATIVE

76.           The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

77.           A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

78.           (1)           The Seal shall consist of a circular metal device with the name of the Company around the outer margin thereof and the country and year of incorporation across the centre thereof. Should the Seal not have been received at the Registered Office in such form at the date of adoption of this Bye-Law then, pending such receipt, any document requiring to be sealed with the Seal shall be sealed by affixing a red wafer seal to the document with the name of the Company, and the country and year of incorporation type written across the centre thereof.

(2)           The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-laws, any instrument to which a

Seal is affixed shall be signed by either two Directors, or by the Secretary and one Director, or by the Secretary or by any one person whether or not a Director or Officer, who has been authorised either generally or specifically to affirm the use of a Seal; provided that the Secretary or a Director may affix a Seal over his signature alone to authenticate copies of these Bye-Laws, the minutes of any meeting or any other documents requiring authentication

DIVIDENDS AND OTHER PAYMENTS

79.           The Board may from time to time declare dividends or distributions out of contributed surplus to be paid to the Shareholders according to their rights and interests including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law 86, in paying up in full shares in the Company to be issued to the Shareholders credited as fully paid or partly paid or partly in one way and partly the other. The Board may also pay any fixed cash dividend which is payable on any shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.

80.           Except insofar as the rights attaching to, or the terms of issue of, any share otherwise provide:-

(1)           all dividends or distributions out of contributed surplus may be declared and paid according to the amounts paid up on the shares in respect of which the dividend or distribution is paid, and an amount paid up on a share in advance of calls may be treated for the purpose of this Bye-Law as paid-up on the share;

(2)           dividends or distributions out of contributed surplus may be apportioned and paid pro rata according to the amounts paid-up on the shares during any portion or portions of the period in respect of which the dividend or distribution is paid.

81.           No dividend, distribution or other moneys payable by the Company on or in respect of any share shall bear interest against the Company.

82.           Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of shares may be paid by cheque or warrant sent through the post addressed to the holder at his address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, distributions or other moneys payable or property distributable in respect of the shares held by such joint holders.

83.           Any dividend or distribution out of contributed surplus unclaimed for a period of six years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.

84.           The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend or distribution out of contributed surplus wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board provided that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.

RESERVES

85.           The Board may, before recommending or declaring any dividend or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

CAPITALIZATION OF PROFITS

86.           The Board may, from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, provided that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully paid and provided further that any sum standing to the credit of a share premium account may only be applied in crediting as fully paid shares of the same class as that from which the relevant share premium was derived.

87.           Where any difficulty arises in regard to any distribution under the last preceding Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders.

RECORD DATES

88.           Notwithstanding any other provisions of these Bye-Laws, the Company may by Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is despatched.

ACCOUNTING RECORDS

89.           The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company's affairs and to show and explain its transactions, in accordance with the Companies Acts.

90.           The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors: PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three month period. No Shareholder (other than an Officer or Director of the Company) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Resolution.

91.           A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting, together with a copy of the auditors' report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

AUDIT

92.           Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

SERVICE OF NOTICES AND OTHER DOCUMENTS

93.           Any notice or other document (including a share certificate) may be served on or delivered to any Shareholder by the Company either personally or by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register or by delivering it to or leaving it at such registered address. In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders. Any notice or other document if sent by post shall be deemed to have been served or delivered seven days after it was put in the post, and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post.

94.           Any notice of a general meeting of the Company shall be deemed to be duly given to a Shareholder, or other person entitled to it, if it is sent to him by cable, telex, telecopier or other mode of representing or reproducing words in a legible and non-transitory form at his address as appearing in the

Register or any other address given by him to the Company for this purpose. Any such notice shall be deemed to have been served twenty-four hours after its despatch.

95.           Any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these Bye-Laws shall, notwithstanding that such Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Shareholder as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

WINDING UP

96.           If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

INDEMNITY

97.           Subject to the proviso below, every Director, Officer of the Company and member of a committee constituted under Bye-Law 64 and any Resident Representative shall be indemnified out of the funds of the Company against all liabilities, loss, damage or expense (including but not limited to liabilities under contract; tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him as such Director, Officer, committee member or Resident Representative and the indemnity contained in this Bye-Law shall extend to any person acting as a Director, Officer, committee member or Resident Representative in the reasonable belief that he has been so appointed or elected notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye- Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

98.           Every Director, Officer, member of a committee duly constituted under Bye- Law 64 or Resident Representative of the Company shall be indemnified out of the funds of the Company against all liabilities incurred by him as such Director, Officer, committee member or Resident Representative in defending any proceedings, whether civil or criminal, in which judgement is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

99.           To the extent that any Director, Officer, member of a committee duly constituted under Bye-Law 64 or Resident Representative is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

100.         Each Shareholder and the Company agree to waive any claim or right of action he or it may at any time have, whether individually or by or in the right of the Company, against any Director, Officer, or member of a committee duly constituted under Bye-Law 64 on account of any action taken by such Director, Officer, or member of a committee or the failure of such Director, Officer, or member of a committee to take any action in the performance of his duties with or for the Company PROVIDED HOWEVER that such waiver shall not apply to any claims or rights of action arising out of the fraud of such Director, Officer, or member of a committee duly constituted under Bye-Law 64 or to recover any gain, personal profit or advantage to which such Director, Officer, or member of a committee duly constituted under Bye-Law 64 is not legally entitled.

101.         Subject to the Companies Acts, expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Bye-Laws 97 and 98 shall be paid by the Company in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified pursuant to Bye-Laws 97 and 98.

Each Shareholder of the Company, by virtue of its acquisition and continued holding of a share, shall be deemed to have acknowledged and agreed that the advances of funds may be made by the Company as aforesaid, and when made by the Company under this Bye-Law 101 are made to meet expenditures incurred for the purpose of enabling such Director, Officer, or member of a committee duly constituted under Bye-Law 64 to properly perform his or her duties as an officer of the Company.

AMALGAMATION

102.         Any resolution proposed for consideration at any general meeting to approve the amalgamation of the Company with any other company, wherever incorporated, shall require the approval of a simple majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye- Law 25 and a poll may be demanded in respect of such resolution in accordance with the provisions of Bye-Law 33.

CONTINUATION

103.         Subject to the Companies Acts and the Relationship Agreement, the Board may approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda. The Board, having resolved to approve the discontinuation of the Company, may further resolve not to proceed with any application to discontinue the Company in Bermuda or may vary such application as it sees fit.

ALTERATION OF BYE-LAWS

104.         These Bye-Laws may be amended from time to time in the manner provided for in the Companies Act and the Company's Memorandum of Association.

Exhibit 5(b)

PDC Capital Corp.
Constitutional Documents

CERTIFICATE OF INCORPORATION

OF

PDC CAPITAL CORPORATION

FIRST: The name of this corporation is PDC Capital Corporation (hereinafter called the "Corporation").

SECOND: The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, DE 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business to be conducted or promoted by the Corporation is to engage solely in the following activities:

(a)     to own shares of the capital stock of Arjo Wiggins Appleton Bermuda Limited, a Bermuda company;

(b)     to enter into, perform and comply with a Relationship Agreement by and among the Corporation, Arjo Wiggins Appleton p.l.c., Arjo Wiggins Bermuda Holdings Limited, Paperweight Development Corp. and Arjo Wiggins Appleton Bermuda Limited; and

(c)     to engage in any lawful act or activity and to exercise any powers permitted to corporations organized under the General Corporation Law of the State of Delaware that, in either case, are incidental to and necessary or convenient for the accomplishment of the above- mentioned purposes.

FOURTH: The total number of shares of all classes of stock that the Corporation is authorized to issue is One Thousand (1,000) shares, all of which shares shall be common stock, $1.00 par value per share ("Common Stock"). All shares of Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Corporation's Board of Directors is expressly authorized to alter, amend, repeal or adopt the By- Laws of the Corporation; provided, however, that any such alteration, amendment, repeal or adoption that relates to or affects in any way the criteria for, qualifications of, or requirement that the Corporation maintain at least one "Independent Director" (as such term is defined in the Seventh Article), must receive the prior affirmative vote or written consent of each Independent Director.

SIXTH: Elections of directors need not be by written ballot unless, and to the extent, so provided in the Corporation's By-Laws

SEVENTH: The Corporation shall at all times (except as noted hereafter in the event of death, incapacity, resignation or removal) have at least one director (an "Independent Director") who (a) is not and has not been in the past three years a stockholder (whether direct, indirect or beneficial) (except as the holder of not more than one percent (1%) of the equity securities), customer, advisor, supplier, trustee, conservator or receiver of or for, or otherwise received any payments in excess of $60,000 from, Paperweight Development Corp., a Wisconsin corporation (the "Parent") and/or any Affiliate (as such term is defined below); (b) is not and has not been in the past three years a director, officer, employee, associate or affiliate of any person (which term includes an entity) described in clause (a) above; and (c) is not a person related to any person referred to in clauses (a) or (b) above. In the event of the death, incapacity, resignation or removal of an Independent Director, the Board of Directors shall promptly appoint a replacement Independent Director. The Board of Directors shall not vote on any matter requiring the vote of an Independent Director under this Certificate of Incorporation unless an Independent Director is then serving on the Board. For purposes hereof, the term "Affiliate" means any person or entity, other than the Corporation, that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Parent, where the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of securities, by contract, credit arrangement or agency, or otherwise.

EIGHTH: To the extent permitted under the General Corporation Law of the State of Delaware, none of the Corporation's directors shall be liable to the Corporation or its stockholder for monetary damages as a result of breaching any fiduciary duty as a director. Any repeal or modification of this Eighth Article by the Corporation's stockholder shall be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation existing at the time of such repeal or modification.

NINTH: Subject to the limitations of an Independent Director in the Seventh Article, to the extent permitted under the General Corporation Law of the State of Delaware, any person (including, but not limited to, stockholders, directors, officers and employees of the Corporation or any Affiliate) may engage in or possess an interest in other business ventures of every nature and description, independently or with others, whether such ventures are competitive with the Corporation or otherwise, and neither the Corporation nor its stockholder shall have any right in or to such independent ventures or to the income or profits derived therefrom.

TENTH: Notwithstanding any other provision of this Certificate of Incorporation and any provision of law, the Corporation shall not do any of the following:

(a)     engage in any business or activity other than as set forth in the Third Article hereof,

(b)     without the affirmative vote of all of the members of the Board of Directors of the Corporation (which must include the affirmative vote of one duly appointed Independent

2

Director, who must be present to constitute a quorum therefor), (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent; (ii) consent to the institution of bankruptcy or insolvency proceedings against it; (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency; (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property; (v) make a general assignment for the benefit of creditors; (vi) admit in writing its inability to pay its debts generally as they become due; or (vii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vi) of this paragraph;

(c)     without the affirmative vote of all of the members of the Board of Directors of the Corporation (which must include the affirmative vote of one duly appointed Independent Director, who must be present to constitute a quorum therefor) merge or consolidate with any other corporation, company or entity or, except to the extent contemplated by the Third Article hereof, sell all or substantially all of its assets, or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity or grant any lien or encumbrance on any of its assets; or

(d)     incur or assume any indebtedness for borrowed money.

ELEVENTH: The Corporation shall insure at all times that (a) it conducts its business from an office that is separate and distinct from those of the Parent or any Affiliate, even if such office space is subleased from, or is on or near premises occupied by, the Parent or any Affiliate; (b) it maintains and uses separate stationery and telephone lines or numbers from those of the Parent or any Affiliate; (c) it maintains separate corporate records and books of account from those of the Parent or any Affiliate; (d) none of the Corporation's assets will be commingled with those of the Parent or any Affiliate; (e) the compensation of any employee, consultant or agent of the Corporation or any other operating expense incurred by the Corporation, will be paid from the assets of the Corporation; (f) it maintains an arms' length relationship with the Parent and its Affiliates; (g) it holds itself out to the public under its own name and as a separate and distinct legal entity from the Parent or any Affiliate; (h) it observes all customary formalities regarding its corporate existence, including holding regular Board of Directors meetings at least quarterly; (i) it has sufficient officers and personnel and maintains adequate capital to run its business and operations; (j) all business transactions permitted to be entered into by it with the Parent or any Affiliate must be on terms and conditions that are not more or less favorable to the Corporation than terms and conditions available at the time to the Corporation for comparable transactions with unaffiliated persons, or, if no such comparable transaction exists, on term and conditions that are otherwise fair and reasonable; (k) it does not (i) guarantee or assume any liabilities or obligations of the Parent or any Affiliate or (ii) permit the Parent or any Affiliate to assume or guarantee any liabilities of the Corporation; and (I) it does not acquire the obligations or securities of, or make loans or advances to, the Parent or any other Affiliate or hold out its credit as being able to satisfy the obligations of any other entity.

3

TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in any manner now or hereafter provided herein or by statute; provided, however, that the Corporation shall not amend, alter, change or repeal any provision of the Third, Fifth, Seventh, Tenth or Eleventh, or this Twelfth Article of this Certificate of Incorporation (the "Restricted Articles") without the affirmative vote of one duly elected Independent Director, who must be present to constitute a quorum therefor; and provided, further, that the Corporation shall not amend or change any provision of any Article other than the Restricted Articles so as to be inconsistent with the Restricted Articles.

THIRTEENTH: When exercising any vote on whether the Corporation will take any action described in paragraph-(b) of the Tenth Article hereof, each director shall cast his vote recognizing that he owes his primary fiduciary duty or other obligation to the Corporation (including, without limitation, the Corporation's creditors) and not to its stockholder (except as may specifically be required by the General Corporation Law of the State of Delaware). The stockholder of the Corporation shall be deemed to have consented to the foregoing provisions of this Thirteenth Article, specifically and without limitation the waiver of its right to use a dissolution of the Corporation under Section 275(c) of the General Corporation Law of the State of Delaware, (a) by virtue of such stockholder's consent to this Certificate of Incorporation, with respect to the initial stockholder, and (b) by virtue of such stockholder's purchase of stock of the Corporation, with respect to any subsequent stockholders.

FOURTEENTH: In addition to the powers and authority herein above or by statute expressly conferred upon them, the Corporation's Board of Directors are hereby empowered to exercise all such powers and to do all such acts and things as may be exercised or done by the Corporation, subject nevertheless, to the provisions of the General Corporation Law of the State of Delaware, this Certificate of Incorporation (including without limitation, the Restricted Articles) and the By-Laws of the Corporation; provided, however, that no By-Law hereinafter adopted by the stockholders shall invalidate any prior act of the Corporation's Board of Directors which would have been valid had such By-Law not been adopted. The Corporation's Board of Directors will duly authorize all of the Corporation's actions.

FIFTEENTH: The Corporation is to have perpetual existence.

SIXTEENTH: The name and mailing address of the incorporator are as follows:

Barbara D. Gurican
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, Wisconsin 53202

4

THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, makes this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set her hand this 6th day of November, 2001.

/s/ Barbara D. Gurican
Barbara D. Gurican
Sole Incorporator

5

BY-LAWS

OF

PDC CAPITAL CORPORATION
ARTICLE I

OFFICES

Section 1. The registered office of PDC CAPITAL CORPORATION (the "Corporation") shall be in Wilmington, Delaware.

Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 3. The Corporation shall maintain a business office through which its business will be conducted separate from those of Paperweight Development Corp. and its subsidiaries and affiliates.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Corporation.

Section 2. The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.

Section 3. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by the General Corporation Law of Delaware, by the Corporation's Certificate of Incorporation, or by these By-Laws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

Section 4. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Corporation's Certificate of Incorporation, or these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 5. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for such stockholder by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation on the record date set by the Board of Directors as provided in Article V, Section 6 hereof All elections shall be had and all questions decided by a plurality vote.

Section 6. Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by the General Corporation Law of Delaware or by the Corporation's Certificate of Incorporation, may be called by the President and shall be called by the President or the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 7. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given to each stockholder entitled to vote at such meeting not less than five nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

Section 8. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof; and may be inspected by any stockholder who is present.

3

Section 9. Unless otherwise provided in the Corporation's Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

Section 1. The number of directors which shall constitute the whole Board shall be not less than two nor more than six, which number shall be fixed from time to time by resolution of the Board of Directors. The directors need not be stockholders or citizens of the United States or residents of the State of Delaware. The Corporation shall at all times, except as noted hereafter, have at least one Independent Director (as such term is defined in the Corporation's Certificate of Incorporation). In the event of the death, incapacity, resignation or removal of an Independent Director, or in the event that a director acting as an Independent Director shall cease to satisfy the eligibility conditions for an Independent Director, the Board of Directors shall promptly appoint a replacement Independent Director; provided, however, that the Board of Directors shall not vote on any matter requiring the vote of an Independent Director unless and until at least one Independent Director has been duly appointed to serve on the Board of Directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by the Corporation's Certificate of Incorporation or by the General Corporation Law of Delaware, any director or the entire Board of Directors may be removed, either with or without cause, from the Board of Directors at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

Section 2. Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, or increase in the authorized number of directors may, subject to Section 1 of this Article above, be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

4

Section 3. The property and business of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Corporation's Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

Section 4. The directors may hold their meetings and have one or more offices, and keep the books of the Corporation outside of the State of Delaware.

Section 5. A regular meeting of the Board of Directors shall be held at least once per quarter. The date and time of the regular meetings shall be determined by the President unless otherwise determined by the Board of Directors.

Section 6. Special meetings of the Board of Directors may be called by the President on forty-eight hours' notice to each director, either personally, by telegram or by telecopy; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two directors unless the Board of Directors consists of only one director; in which case special meetings shall be called by the President or Secretary in like manner or on like notice on the written request of the sole director.

Section 7. At all meetings of the Board of Directors, one-half of the entire Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Corporation's Certificate of Incorporation or by these By-Laws and except that one Independent Director must be present to form a quorum for any matter which, pursuant to the Certificate of Incorporation or these By-Laws, requires the vote of an Independent Director. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

Section 8. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

5

Section 9. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

COMMITTEES OF DIRECTORS

Section 10. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, and subject to the requirements of Article III, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal for the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Corporation's Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, amending these By-Laws, or taking any other action which, pursuant to the Certificate of Incorporation, requires the vote of an Independent Director; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 11. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

COMPENSATION OF DIRECTORS

Section 12. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director; provided, however, that services provided by any director which are determined by the Board of Directors to be ministerial and of negligible value will not be compensated. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

INDEMNIFICATION

Section 13. The Corporation shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer or employee of the Corporation or, while a director, officer or employee of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise or entity, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the full extent permitted by the General Corporation Law of Delaware. The Corporation shall pay the expenses (including counsel fees) incurred by such person in advance of the final disposition of the action, suit or proceeding in accordance with section 145(e) of the General Corporation Law of Delaware.

ARTICLE IV

OFFICERS

Section 1. The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, a Secretary, and a Treasurer. The Corporation may also have at the discretion of the Board of Directors such other officers as are desired, including one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 2 of this Article. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Corporation's Certificate of Incorporation or these By-Laws otherwise provide.

Section 2. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 3. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

Section 4. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the

6

office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

PRESIDENT

Section 5. The President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. The President shall be an ex- officio member of all committees and shall have the general powers and duties of management usually vested in the office of President and Chief Executive Officer of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By- Laws.

VICE PRESIDENTS

Section 6. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors.

SECRETARY AND ASSISTANT SECRETARY

Section 7. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these By-Laws. The Secretary shall keep in safe custody the seal of the Corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 8. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, or if there be no such determination, the Assistant Secretary designated by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

7

TREASURER AND ASSISTANT TREASURER

Section 9. The Treasurer shall have the custody of the corporate funds and securities and shall keep frill and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects, in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shalt render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of the Treasurer's office and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 10. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, or if there be no such determination, the Assistant Treasurer designated by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE V

CERTIFICATES OF STOCK

Section 1. Every holder of stock of the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Corporation, certifying the number of shares represented by the certificate owned by such stockholder in the Corporation.

Section 2. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 3. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent

8

such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate, which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

LOST, STOLEN OR DESTROYED CERTIFICATES

Section 4. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFERS OF STOCK

Section 5. Upon surrender to the Corporation, or the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

Section 6. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

9

REGISTERED STOCKHOLDERS

Section 7. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the General Corporation Law of Delaware.

ARTICLE VI

GENERAL PROVISIONS

DIVIDENDS

Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Corporation's Certificate of Incorporation.

Section 2. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may abolish any such reserve. The Corporation will not pay dividends out of funds other than retained earnings unless the Board of Directors determines that the funds to be paid as dividends are no longer needed by the Corporation in the operations of its business and that the Corporation will not require any additional capital contributions after the payment of such dividend.

CHECKS

Section 3. All checks, drafts or other orders for the payment of money issued in the name of the Corporation shall be signed by such officers, employees or agents of the Corporation as shall from time to time be designated by the President, a Vice President, the Treasurer or an Assistant Treasurer. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as shall from time to time be designated by the President, a Vice President, the Treasurer or an Assistant Treasurer; and such officers may designate any type of depository arrangement (including but not limited to depository arrangements resulting in net debits against the Corporation) as from time to time offered or available.

10

FISCAL YEAR

Section 4. The fiscal year of the Corporation shall be the calendar year.

NOTICES

Section 5. Whenever, under the provisions of the General Corporation Law of Delaware or of the Corporation's Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

Section 6. Whenever any notice is required to be given under the provisions of the General Corporation Law of Delaware or of the Corporation's Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed to be equivalent.

ANNUAL STATEMENT

Section 7. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

ARTICLE VII

AMENDMENTS

Section I. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Corporation's Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting; provided, however, that any such alteration, amendment, repeal or adoption that relates to or affects in any way the criteria for, qualifications of, or requirement that the Corporation maintain an Independent Director must receive the prior affirmative vote or written consent of each Independent Director. If the power to adopt, amend or repeal By-Laws is conferred upon the Board of Directors by the Corporation's Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal By-Laws.

11